UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

(Amendment No. 1)
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2018 (March 12, 2018)
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InfoSonics Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

48 NW 25th Street, Suite 108

Miami, Florida  33127
(Address of principal executive offices, including zip code)

(786) 675-5246
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment No. 1”) amends Item 9.01(a) and (b) of the Current Report on Form 8-K filed on March 12, 2018 (the “Original Form 8-K”).  The Original Form 8-K reported the closing of the Agreement and Plan of Merger among InfoSonics Corporation, a Maryland corporation (the “Company”), Cooltech Holding Corp., a Nevada corporation (“Cooltech”), and InfoSonics Acquisition Sub, Inc., a Nevada corporation (“Merger Sub”) (as amended, the “Merger Agreement”).  The purpose of this Amendment No. 1 is to file the financial statements of Cooltech under Item 9.01(a), as well as the pro forma financial information of Cooltech under Item 9.01(b).  No other disclosures or exhibits were changed.

Item 9.01.Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Attached hereto as Exhibit 99.1 and incorporated herein by reference are the audited consolidated financial statements of Cooltech Holding Corp. (“Cooltech”) as of and for the years ended December 31, 2017 and 2016.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.2 and incorporated herein by reference are the unaudited pro forma condensed consolidated financial statements of InfoSonics Corporation as of and for the year ended December 31, 2017, giving effect to the merger with Cooltech.

(d)       Exhibits.

Exhibit No.	Description
23.1	Consent of MNP LLP
99.1	Audited Consolidated Financial Statements of Cooltech Holding Corp. as of and for the years ended December 31, 2017 and 2016.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of InfoSonics Corporation as of and for the year ended December 31, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date:	May 21, 2018	By:	/s/ Alfredo Carrasco
Alfredo Carrasco
Chief Financial Officer